Contract Registration (Record) No.: L-AR065438

Shenzhen City Housing Lease

Contract

Shenzhen City Housing Lease Administration Office

Housing Lease Contract

Lessor (Party A):

Shenzhen Jinhailian Property Management Co. Ltd.

Contact Address:

31st Floor, Haiwai Lianyi Plaza, Yingchun Road,  Luohu District, Shenzhen

Postal Code:

Contact Phone No.:

82170075

Business License/Personal ID No.:

Authorized representative:

Contact Address:

Postal Code:

Contact Phone No.:

Business License/Personal ID No.:

Lessee (Party B):

XU Yongping

Contact Address:

903 Shuanzizuo, Lufeng Emerald Garden, Huali Road, Luohu District, Shenzhen, Guangdong Province

Postal Code:

518001

Contact Phone No.:

82611640

Business License/Personal ID No.: 3210811974101024X

Authorized representative:

Contact Address:

Postal Code:

Contact Phone No.:

Business License/Personal ID No.:

Pursuant to the provisions of  "People’s Republic of China Contract Law," "People’s Republic of China Urban Real Estate Management Law" and "Shenzhen Special Economic Zone Housing Lease Regulation" and its implementation details policy, and "Shenzhen People's Congress Standing Committee's Decisions on Strengthening Housing Lease Safety and Responsibility," Party A and Party B, after friendly consultation, have entered into this contract as follows.

Article 1

Party A will lease the housing located on the 9th Floor of Haiwai Lianyi Plaza, Yingchun Road, Luohu District, Shenzhen, its serial number being 44030300200602000190000010 (hereinafter, "Leased Housing"), to Party B for its use.  The construction area of the Leased Housing is 1051 square meters and the total level of the building is 29.

Owner of the Leased Housing: Chinese Communist Party Shenzhen City Committee United Front Department; name and S/N number of the property ownership certificate or other valid documents evidencing the ownership of the property: _________________________ _____________________________________________________.

Article 2

The unit rent for the Leased Housing is calculated on the basis of its construction area of at RMB 45.00/m2 (Forty-Five Yuan) per month, and the total monthly rent is RMB 47,295.00 (Forty-Seven Thousand Two Hundred and Ninety-Five Yuan).

Article 3

Party B must pay the initial rent of RMB 47,295.00 (Forty-Seven Thousand Two Hundred and Ninety-Five Yuan) before March 17, 2010.

Article 4

Party B must pay Party A the rent:

☑ before the 10th day of each month;

☐ before the ___ day of the ______ month of each quarter;

☐ before the ___ day of the ______ month of each half-year;

☐ before the ___ day of the ______ month of each year;

Party A must issue tax receipts upon receiving the rent payment.

(Party A and Party B must jointly select one of the four payment method above and place an "✓" in the box selected)

Article 5

The term of Party B's lease of the Leased Housing starts on March 17, 2010 and ends on November 30, 2011.

The term of the lease stated above shall not extend beyond the approved term of the land use and shall not exceed 20 years, beyond which any period shall be invalid.

Article 6

Use of the Leased Housing: Office Space.

Without Party A's prior written consent, Party B shall not use the Leased Housing for any other purposes.

Article 7

Party A must hand over the Leased Housing to Party B before March 17, 2010 and process relevant handover procedures.

If Party A hands over the Leased Housing later than the date stated above, Party B may demand that the effective term of this contract be extended accordingly; and the two parties should confirm by written signatures and file this contract with registration (record) administration for record.

Article 8

At the time of handing over the Leased Housing, the two parties must acknowledge the condition and situation of the Leased Housing,  its facilities and its ancillary assets, and list them in an attachment.

Article 9

At the time of handing over the Leased Housing, Party A may demand a lease security in the amount equaling two-month's rent (not exceeding three-month's), i.e., RMB 94,590.00 (Ninety-Four Thousand Five Hundred and Ninety Yuan).

Party A must issue a receipt upon receiving the lease security.

The pre-conditions for Party A to return the lease security:

1.

There is no damage to the main building and structure of the housing upon expiration of the lease;

2.

Party B applies to Party A for termination of the lease two months prior to its expiration;

3.

____________________________________________

☑  Upon satisfaction of one of the pre-conditions.

☐  Upon satisfaction of all of the pre-conditions.

(Party A and Party B must jointly select one of the choices above and place an "✓" in the box selected)

Method and time of returning the lease security: within one month upon the pay-off of all outstanding amount owed.

Upon the occurrence of any of the following, Party A may choose not to return the lease security:

1.

Party B has caused damage to the main building and structure of the housing;

2.

Party B has been in arrears with rent payment for more than one month;

3.

Party B has terminated the lease contract without cause;

Article 10

During the term of the lease, Party A shall be responsible for paying the land use fee for the land associated with the Leased Housing and the taxes, the Leased Housing management fee and stamp duty; Party B shall be responsible to pay the water bill, sanitation bill and housing (plaza) property management fee, maintenance fee and stamp duty in connection with the use of the Leased Housing.

Article 11

Party A must ensure that the safety of the Leased Housing to be handed over and its ancillary facilities is in compliance with the provisions of the applicable laws, statutes and regulations.

Article 12

Party B must use the Leased Housing and its ancillary facilities in a reasonable fashion and shall not use the Leased Housing to engage in any illegal activities; Party A shall not interfere in or impede Party B's normal and reasonable use of the Leased Housing.

Article 13

During the course of Party B's use of the Leased Housing, if, through no fault of Party B, the Leased Housing or its ancillary facilities experience damage or break-down that prevent their safe and normal use, Party B must promptly notify Party A and take effective measures that may be available to prevent the further spread of such defects; Party A must perform repairs within 5 days upon receiving Party B's notice or directly entrust Party B with the performance of such repairs; if Party B is unable to notify Party A or if Party A fails to perform such repairs within the time stipulated above, Party B may perform such repairs on Party A’s behalf.

If such repairs must be performed immediately in a special emergency situations, Party B must perform such repairs on Party A’s behalf and promptly notify Party A of the situation.

Party A shall be responsible for the expenses (including reasonable expenses arising from Party B's performance of such repairs on its behalf and from Party B's actions to prevent the spread of the defects) arising from such repairs under the circumstances set forth in the above two sections.  If Party B fails to fulfill the obligations stipulated in the above two sections, or fails to notify Party A promptly or to take effective measures that may be available, thus resulting in the spread of defects, Party B shall be responsible for the expenses of performing repair and maintenance on that (spread) portion.

Article 14

If Party B uses the Leased Housing improperly or in a unreasonable manner, resulting in damage to or break-down of the Leased Housing and its ancillary facilities that prevent their safe and normal use, Party B must be responsible for their repairs or for compensation and inform Party A promptly.

Article 15

☐ During the term of the lease,  Party B may sublease all or part of the Leased Housing to a third party and proceed to process registration (record) procedures with the housing lease administration.  However, the term of the sublease shall not exceed the term of the lease stipulated herein;

☐  During the term of the lease, Party B may, upon obtaining Party A's written consent to subleasing, proceed to process registration (record) procedures with the housing lease administration, with such written consent as evidence.  However, the term of the sublease shall not exceed the term of the lease stipulated herein;

☑ During the term of the lease, Party B shall not sublease all or part of the Leased Housing to any third party.

(Party A and Party B must jointly select one of the choices above and place a "✓" in the box selected)

Article 16

During the effective period of this contract, if Party A needs to transfer part or all of the ownership of the Leased Housing, Party A must notify Party B in writing one month prior to such transfer.  Party B must respond to Party A in writing within 5 business days after receiving Party A's written notice and Party B shall have the priority purchase right under the same terms and conditions

If the Leased Housing is transferred to a third party, Party A shall have the responsibility to instruct the transferee to continue the performance of this contract at the time of executing the transfer contract.

Article 17

During the effective period of this contract, upon the occurrence of any of the following, this contract may be dissolved or revised:

(1)

Occurrence of Force Majeure that renders it impossible to perform this contract;

(2)

The expropriation, recall or demolition of the Leased Housing by the government;

(3)

Upon reaching consensus after consultation between Party A and Party B.

Article 18

Upon the occurrence of any of the following, Party A may, with respect to the resulting loss,

☑ 1.

Demand Party B to restore the Leased Housing to its original condition;

☑ 2.

Demand Party B to compensate for any loss;

☑ 3.

Refuse to return the lease security;

☐ 4.

Demand Party B to pay default damages in the amount of RMB 94,590.00

  (Ninety-Four Thousand Five Hundred and Ninety Yuan).

(The two parties must select the four methods above through consultation; however choice 3 and choice 4 cannot be selected at the same time; a "✓" should be placed in the corresponding box selected):

(1)

Party B's rent payment is in arrears for 30 days (one month);

(2)

Party B's delay in rent payment may cause Party A to suffer losses of various fees and expenses in excess of RMB 447,295.00;

(3)

Party B uses the Leased Housing to engage in illegal activities and has damaged the interests of the public or other persons;

(4)

Party B has changed the structure or the purpose of use of the Leased Housing without authorization;

(5)

Party B has failed to assume its responsibility to perform repairs or pay repair expenses in violation of the provisions of Article 14 herein, resulting in serious damage to the Leased Housing or its facilities;

(6)

Party B has undertaken remodeling of the Leased Housing without obtaining prior written consent from Party A and approval from the relevant administration office;

(7)

Party B has subleased the Leased Housing to a third person without authorization.

In addition to pursuing Party B for damages and compensation or for its liability for breach, Party A shall have the right, based on the situation stated above, to demand the revision of the provisions herein or the dissolution of the contract.  Once the notification for dissolution of the contract is duly delivered, Party A shall have the right to process registration (record) procedures for dissolving the contract unilaterally.

Article 19

Upon the occurrence of any of the following, Party B may, with respect to the resulting loss,

☐ 1.

Demand Party A to compensate for the loss;

☐ 2.

Demand Party A to return the lease security in the amount of two times of the original;

☐ 3.

Demand Party A to pay default damages in the amount of RMB 47,295.00   (Forty-Seven Thousand Two Hundred and Ninety-Five Yuan).

(The two parties must select the three methods above through consultation; however choice 2 and choice 3 cannot be selected at the same time; a "✓" should be placed in the corresponding box selected):

(1)

Party A's delay in handing over the Leased Housing is more than 30 days (one month);

(2)

Party A violates the provisions of Article 11 herein, and the safety of the Leased Housing is not in compliance with the provisions of the applicable laws, statutes and regulations;

(3)

Party A fails to fulfill its obligations for repairs or for paying repair expenses, in violation of the provisions of Article 13 herein;

(4)

Party A has undertaken projects of altering, expanding and remodeling the Leased Housing without obtaining prior consent from Party B or approval from the relevant administration office;

(5)

Party A unilaterally demands early dissolution (termination) of the contract without proper cause.

In addition to pursuing Party A for damages and compensation or for its liability for breach, Party B shall have the right, based on the situation stated above, to demand the revision of the provisions herein or the dissolution of the contract.  Once the notification for dissolution of the contract is duly delivered, Party B shall have the right to process registration (record) procedures for dissolving the contract unilaterally.

Article 20

Upon termination of this contract, Party B must vacate and return the Leased Housing within 10 days, ensure that the Leased Housing and its ancillary facilities are in sound condition (except normal wear and tear), settle all the fees and expenses for which it is responsible and process the handover procedures.

If Party B fails to vacate or return the Leased Housing within the specified time, Party A shall have the right to recall the Leased Housing pursuant to the provisions of the law and of this contract and charge Party B damages in the amount that doubles the rent for the period of time beyond the date of expiration or termination of the contract.

Article 21

Upon expiration of the term of the leas, if Party B needs to continue the lease of the Leased Housing, Party B must submit request for renewal of the lease 3 months prior to the expiration of the lease; Party B shall have the priority right to lease the Leased Housing under the same terms and conditions.

Party A and Party B must enter into a new contract if they agree to renew the lease and re-file the contract with registration (record) administration for record.

Article 22

Party A and Party B must both sign “Shenzhen City Housing Lease Safety Management Responsibility Pledge.”  The Leased Housing provided by Party A must satisfy the standards and conditions for safe use and must not have any hidden danger.  The structure, fire equipment, gas-burning facility, electrical facility, entrances and exits and passage ways of the Leased Housing must be in compliance with the safe production, firefighting, security, environmental protection and sanitation regulations and standards set by the city government.   Party B must use the Leased Housing in strict adherence to the safe production, firefighting, security, environmental protection and sanitation regulations and standards set by the city government and shall have the obligation to ensure that there is no hidden danger in its use of the Leased Housing.  Party A and Party B shall both abide by all the provisions herein conscientiously; if one party commits act of breach, it must bear the corresponding responsibility for breach in accordance with the provisions herein.

Article 23

Party A and Party B may set forth provisions in attached pages regarding matters not covered herein; the contents in any attached pages are the inseparable part of this contract and shall have the same legal effect after such pages are signed and imprinted with seals by both parties.

If Party A and Party B enter any revision agreement regarding the contents herein, the two parties must file the revision agreement with registration (record) administration for record within 10 days after such agreement is established.

Article 24

And dispute arising from this contract must be settled through consultation between the two parties; if such consultation fails, such dispute may be submitted to the housing lease administration for mediation; if such mediation fails, such dispute may:

☐ be submitted to Shenzhen Arbitration Commission for arbitration;

☐ be submitted China International Economic and Trade Arbitration Commission Shenzhen Office for arbitration;

☐ be submitted to legal proceedings at the people's court at the location of the

Leased Housing.

☐ The two parties must select one of the dispute resolutioin methods above through consultation and place a "✓" in the corresponding box selected.)

Article 25

The two parties specify the following addresses as the addresses for delivering notification and documents between the two parties:

Party A's delivery address: 31st Floor, Haiwai Lianyi Plaza, Yingchun Road,  Luohu District, Shenzhen

Party B's delivery address: 903 Shuanzizuo, Lufeng Emerald Garden, Huali Road, Luohu District, Shenzhen

If the addresses above have not been specified, the correspondence addresses of the involved persons of each party who execute this contract shall be used as delivery addresses.

Such dilvery addresses shall remain effective unless they are changed by notification in writing.  The notification or document from one party to the other party shall be considered delivered if it is sent to the delivery addresses.  If the document sent to the delivery addresses above is returned by the postal service, it shall be considered delivered on the day it is returned.

Article 26

This contract shall become effective on the day of its execution.

Party A and Party B must file the contract with registration (record) administration for record within 10 days after its execution.

Article 27

The Chinese version of this contract shall be the original.

Article 28

This contract is in four counterparts, with one to Party A, one to Party B, one to contract registration administration and one to other relevant administration.

Party A:

 /seal/ Shenzhen Jinhailian Property Management Co. Ltd.

Legal Representative:

/s/ [signature visible but not legible]

Contact Telephone:

Bank Account No.:

Authorized Agent:

March 30, 2010

Party B:

/s/ XU Yongping

Legal Representative:

Contact Telephone:

Bank Account No.:

Authorized Agent:

March 30, 2010

Contract Registration (Record) Authority: /seal/ Shenzhen Luohu People’s Government Housing Lease Administration Contract Registration Special Seal

March 30, 2010

Attachment:

1.

The term of the contract starts on March 17, 2010 and ends on November 30, 2011, of which the period of March 17 to April 30 is the rent-free remodeling period; however the Lessee must still pay plaza management fee.

2.

The one and a half years of the aforementioned term of the contract is the period that the Leased Housing must be leased; if, at the end of the period mentioned above, the Lessee does not desire to continue the lease, the Lessee must notify the Lessor before October 1, 2011 and the Lessor must return to the Lessee the two-month's lease security.

3.

Upon the expiration of the must-lease period, the Lessee and the Lessor will have a semi-flexible contract for a period of one and a half years (the contract for this period of one and a half years, i.e., starting from December 1, 2011 to May 31, 2013, is non-fixed contract, and the Lessee shall have the priority lease right), but the two parties must execute a fixed contract and the rent must be adjusted upward by 5% from the basis of the original rent.

4.

Party A acknowledges the three companies of which XU Yongping is the actual control person: 1, Shenzhen Renrui Investment Co., Ltd., with office located in Rooms 921-924; 2, Shenzhen New Cleopatra Beauty and Salon Co., Ltd., with office located in Rooms 912-920; 3, Keli'ao Biotech International Group Co., Ltd., with office located in Rooms 901-911.  Any corresponding responsibilities arising from the three lease contracts executed by XU Yongping for the above three companies shall be guaranteed by Shenzhen New Cleopatra Beauty and Salon Co., Ltd.

Party A:

 /seal/ Shenzhen Jinhailian Property Management Co. Ltd.

Party B:

/seal/ Shenzhen New Cleopatra Beauty and Salon Co., Ltd.

March 24, 2010

/s/ XU Yongping